UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              ---------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                             SECURITIES ACT OF 1934


          Date of Report (Date of Earliest Event Reported): May 11, 2000

                              M.D.C. Holdings, Inc.
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             (Exact name of registrant as specified in its charter)




      Delaware                    1-8951                   84-0622967
---------------------     ----------------------    ------------------------
   (State or other       (Commission file number)       (I.R.S. employer
   jurisdiction of                                      identification no.)
    incorporation)

             3600 South Yosemite Street, Suite 900, Denver, Colorado 80237
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               (Address of principal executive offices) (Zip code)


          Registrant's telephone number, including area code: (303) 773-1100
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                                 Not Applicable
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           (Former name or former address, if changed since last report)

ITEM 4. Changes in Registrant's Certifying Accountant

         PricewaterhouseCoopers LLP was previously the principal accountant for M.D.C. Holdings, Inc. (the "Company"). On May 11, 2000, the Company's Audit Committee recommended to the Company's Board of Directors that the firm's appointment as principal accountant be terminated and Ernst & Young LLP be engaged as principal accountant. The Audit Committee's recommendation to change accountants was approved by the Company's Board of Directors on May 18, 2000.

         In connection with the audits of the two fiscal years ended December 31, 1999, and during the subsequent interim period through May 11, 2000, there were no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused PricewaterhouseCoopers LLP to make reference thereto in their report on the financial statements for such years.

         The audit reports of PricewaterhouseCoopers LLP on the consolidated financial statements of the Company as of and for the years ended December 31, 1998 and December 31, 1999, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. The Company has requested that PricewaterhouseCoopers LLP furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter, dated May 18, 2000, is filed as Exhibit 16 to this Form 8-K.

         During the two fiscal years ended December 31, 1999, and the subsequent interim period through May 18, 2000, the Company did not consult with Ernst & Young LLP regarding the application of generally accepted accounting principles to a specific transaction, either proposed or completed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements.


ITEM 7.  EXHIBITS:

16.  Letter re: Change in Certifying Accountant

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                               -------------------

                                                M.D.C. HOLDINGS, INC.



                                                By: /s/ Daniel S. Japha
                                                    --------------------------
                                                    Vice President of Law -
                                                    Corporate and Secretary

Dated: May 18, 2000